Preferred Stock	12 Months Ended
Mar. 31, 2024
Equity [Abstract]
Preferred Stock	PREFERRED STOCK
Pursuant to the Articles of Incorporation, MUFG had been authorized to issue 400,000,000 shares of Class 5 Preferred Stock, 200,000,000 shares of Class 6 Preferred Stock, and 200,000,000 shares of Class 7 Preferred Stock without par value as of March 31, 2024.
All classes of preferred stock are non-voting and have preference over common stock for the payment of dividends and the distribution of assets in the event of a liquidation or dissolution of MUFG. They are all non-cumulative and non-participating with respect to dividend payments. Shareholders of all classes of preferred stock have the right to receive a liquidation distribution at ¥2,500 and do not have the right to participate in any further liquidation distributions.
As of March 31, 2022, 2023 and 2024, there was no preferred stock outstanding and the entire amount of Capital stock on the consolidated balance sheets consisted of only common stock.